Exhibit 99.2 A Giant Leap in Cancer Therapy Innovation J.P. Morgan Healthcare Conference January 2019  1Exhibit 99.2 A Giant Leap in Cancer Therapy Innovation J.P. Morgan Healthcare Conference January 2019 1

Disclaimer FORWARD‐LOOKING STATEMENTS This presentation has been prepared solely for use at this meeting and is intended for investors and analysts only.  The material is  given in conjunction with an oral  presentation and should not be taken out of context. Unless the context requires otherwise, references to “ViewRay,” “the  company,” “we,” “us” and “our” refer to ViewRay,  Inc.  Except for historical information, ViewRay’s written and accompanying oral presentation may contain forward‐looking statements, including statements  about the overall  industry, including but not limited to: our current expectations of the market; growth drivers; future trends; demand for radiation oncology  products and features; and  innovation and growth opportunities. Forward‐looking statements also include, but are not limited to, statements about ViewRay’s: future orders;  backlog or earnings growth;  preliminary fourth quarter and full year 2018 financial results; future financial results; and market acceptance of ViewRay’s existing products, future products or technology.  Words such as “could,” “anticipates,” “expects,” “outlook,” “intends,” “plans,” “believes,”  “seeks,” “vision,” “estimates,” “may,” “will,” “future,” “horizon,” “aiming,” “driving,”  “target” (or variations of them) and similar statements, are forward‐looking statements. These types of statements express management’s  beliefs based on the information  available to us as of the date of this presentation, are subject to change and are not guarantees of future performance.  Forward‐looking statements involve risks, uncertainties  and assumptions that are difficult to predict and could cause ViewRay’s results to differ materially from those presented. These risks, uncertainties and assumptions include,  but are not limited to, changes in: the regulatory environment; global economics; trade compliance requirements, duties or tariffs; third‐party  reimbursement levels; currency  exchange rates; taxation, healthcare law, and product clearance requirements, as well as those related to: adverse publicity about ViewRay and  our products; our reliance on  sole or limited source suppliers; our ability to commercialize our products successfully; the impact of competitive products and pricing, and all other risks listed from time to  time in the company’s filings with the Securities and Exchange Commission, which are incorporated into this Forward‐Looking Statements  disclosure by this reference. We do  not assume any obligation to update or revise the forward‐looking statements in ViewRay’s written or oral presentation, whether based on  future events, new or additional  information or otherwise.  ViewRay’s written and oral presentation does not constitute an offer to sell or the solicitation of an  offer to buy, securities. MEDICAL ADVICE DISCLAIMER ViewRay is a medical device manufacturer and cannot and does not recommend specific treatment approaches.  Individual results may vary. 2Disclaimer FORWARD‐LOOKING STATEMENTS This presentation has been prepared solely for use at this meeting and is intended for investors and analysts only. The material is given in conjunction with an oral presentation and should not be taken out of context. Unless the context requires otherwise, references to “ViewRay,” “the company,” “we,” “us” and “our” refer to ViewRay, Inc. Except for historical information, ViewRay’s written and accompanying oral presentation may contain forward‐looking statements, including statements about the overall industry, including but not limited to: our current expectations of the market; growth drivers; future trends; demand for radiation oncology products and features; and innovation and growth opportunities. Forward‐looking statements also include, but are not limited to, statements about ViewRay’s: future orders; backlog or earnings growth; preliminary fourth quarter and full year 2018 financial results; future financial results; and market acceptance of ViewRay’s existing products, future products or technology. Words such as “could,” “anticipates,” “expects,” “outlook,” “intends,” “plans,” “believes,” “seeks,” “vision,” “estimates,” “may,” “will,” “future,” “horizon,” “aiming,” “driving,” “target” (or variations of them) and similar statements, are forward‐looking statements. These types of statements express management’s beliefs based on the information available to us as of the date of this presentation, are subject to change and are not guarantees of future performance. Forward‐looking statements involve risks, uncertainties and assumptions that are difficult to predict and could cause ViewRay’s results to differ materially from those presented. These risks, uncertainties and assumptions include, but are not limited to, changes in: the regulatory environment; global economics; trade compliance requirements, duties or tariffs; third‐party reimbursement levels; currency exchange rates; taxation, healthcare law, and product clearance requirements, as well as those related to: adverse publicity about ViewRay and our products; our reliance on sole or limited source suppliers; our ability to commercialize our products successfully; the impact of competitive products and pricing, and all other risks listed from time to time in the company’s filings with the Securities and Exchange Commission, which are incorporated into this Forward‐Looking Statements disclosure by this reference. We do not assume any obligation to update or revise the forward‐looking statements in ViewRay’s written or oral presentation, whether based on future events, new or additional information or otherwise. ViewRay’s written and oral presentation does not constitute an offer to sell or the solicitation of an offer to buy, securities. MEDICAL ADVICE DISCLAIMER ViewRay is a medical device manufacturer and cannot and does not recommend specific treatment approaches. Individual results may vary. 2

Cancer Treatment Moving to Personalized Care  3Cancer Treatment Moving to Personalized Care 3

Surgery 4 Right toSurgery 4 Right to

Medical Oncology 5Medical Oncology 5

MRIdian ‐ Defining a New Standard of Care in Radiation Oncology See. Shape. Strike. Size. 6MRIdian ‐ Defining a New Standard of Care in Radiation Oncology See. Shape. Strike. Size. 6

MRIdian: Pioneering Radiation Oncology Bibian Mentel • 3‐time Winter Paralympics  gold medalist • 5‐time world champion para‐ snowboarder • Battled cancer 9 times • Kicked cancer with MRIdian 7MRIdian: Pioneering Radiation Oncology Bibian Mentel • 3‐time Winter Paralympics gold medalist • 5‐time world champion para‐ snowboarder • Battled cancer 9 times • Kicked cancer with MRIdian 7

Clearly Differentiated Technology MRIdian Conventional Image Guided Radiation Therapy  Diagnostic‐Quality Imaging (IGRT)  Imaging  Images courtesy of Amsterdam UMC 8Clearly Differentiated Technology MRIdian Conventional Image Guided Radiation Therapy Diagnostic‐Quality Imaging (IGRT) Imaging Images courtesy of Amsterdam UMC 8

MRIdian vs. Traditional CT LINAC – Visibly Different MRIdian Market‐leading CT LINAC Images courtesy of the Siteman Cancer Center at Washington University School of Medicine 9MRIdian vs. Traditional CT LINAC – Visibly Different MRIdian Market‐leading CT LINAC Images courtesy of the Siteman Cancer Center at Washington University School of Medicine 9

Making the Invisible Visible

"This would have been unimaginable before [MRIdian]."

—M. Salim Saddiqui, MD
Director, Stereotactic Radiation Program
Director, MR Simulation Program
Department of Radiation Oncology
Henry Ford Cancer Center

Adaptive MR Image Guided Radiotherapy Symposium
MR-guided Radiation Therapy at the Henry Ford Cancer Institute: Making the Invisible, Visible.


R

Video courtesy of Henry Ford Health System

VIEWRAY

Organ Motion Requires MRI Real‐Time, On‐Table Adaptive Esophagus/Other   video here Nice to have if can  located. TBD Images courtesy of Henke et al. Int J Radiation Oncol Bio PhysOrgan Motion Requires MRI Real‐Time, On‐Table Adaptive Esophagus/Other video here Nice to have if can located. TBD Images courtesy of Henke et al. Int J Radiation Oncol Bio Phys

Conventional CT vs. MRIdian…the difference is clear 12Conventional CT vs. MRIdian…the difference is clear 12

Key Opinion Leader Perspective “Just as the two‐dimensional x‐rays we relied on in  the 1980s were replaced by CT‐guided radiotherapy,  so will MR‐guided radiation technology render  CT‐guided radiation obsolete. —Daphne A. Haas‐Kogan, MD Chair of the Department of Radiation Oncology at Dana‐Farber Cancer Institute,  Brigham and Women's Hospital and Boston Children's Hospital “Opportunities Abound for Radiation Oncology in the Era of Personalized Medicine.” RSNA Daily Bulletin. November  2017 13Key Opinion Leader Perspective “Just as the two‐dimensional x‐rays we relied on in the 1980s were replaced by CT‐guided radiotherapy, so will MR‐guided radiation technology render CT‐guided radiation obsolete. —Daphne A. Haas‐Kogan, MD Chair of the Department of Radiation Oncology at Dana‐Farber Cancer Institute, Brigham and Women's Hospital and Boston Children's Hospital “Opportunities Abound for Radiation Oncology in the Era of Personalized Medicine.” RSNA Daily Bulletin. November 2017 13

Re‐envisioning Radiation Therapy: The Future is Now   Other MRgRT  Conventional  MRIdian Technologies IGRT LINACs — See.üü —— Shape. ü —— Strike. ü — Size. üü 14Re‐envisioning Radiation Therapy: The Future is Now Other MRgRT Conventional MRIdian Technologies IGRT LINACs — See.üü —— Shape. ü —— Strike. ü — Size. üü 14

MR Linac: a Niche or Emerging Standard of Care? All patients require precision, and ~80% of the time the use of MRIdian will  likely enhance treatment outcomes. ‐ Dr. Michael Steinberg, UCLAMR Linac: a Niche or Emerging Standard of Care? All patients require precision, and ~80% of the time the use of MRIdian will likely enhance treatment outcomes. ‐ Dr. Michael Steinberg, UCLA

Big Benefits for Hospitals, Physicians and Patients áThroughput Capacity áReimbursement and  Economics áAccess to CareBig Benefits for Hospitals, Physicians and Patients áThroughput Capacity áReimbursement and Economics áAccess to Care

Driving Adoption in a Large, Underserved Market $6.3B  $4.6B  Global radiotherapy market in 2015 Projected Global  Radiotherapy Market  in 2020 Markets & Markets, 2015 Radiotherapy Market Global Forecasts 2020Driving Adoption in a Large, Underserved Market $6.3B $4.6B Global radiotherapy market in 2015 Projected Global Radiotherapy Market in 2020 Markets & Markets, 2015 Radiotherapy Market Global Forecasts 2020

How We Win Commercial  Operational  Organization Excellence Therapy Adoption via  Customer  Innovation, Clinical  Service Data, & Training 18How We Win Commercial Operational Organization Excellence Therapy Adoption via Customer Innovation, Clinical Service Data, & Training 18

Bold Commercial Strategy Providing access and serving more patients  • Building commercial team, distribution network • Initial focus on United States, EMEA and Japan • This is ~70% of market opportunity Markets & Markets, 2015 Radiotherapy Market Global Forecasts 2020Bold Commercial Strategy Providing access and serving more patients • Building commercial team, distribution network • Initial focus on United States, EMEA and Japan • This is ~70% of market opportunity Markets & Markets, 2015 Radiotherapy Market Global Forecasts 2020

Relentless Focus on Operational Excellence  Driving efficiency across the organization • Purchase order to rev rec goal: of 6 to 4 quarters • Vault readiness • Manufacturing efficiencies, supply chain managementRelentless Focus on Operational Excellence Driving efficiency across the organization • Purchase order to rev rec goal: of 6 to 4 quarters • Vault readiness • Manufacturing efficiencies, supply chain management

Customer Service Radical customer delight • World‐class service and support • Clinical workflow • Innovation, clinical data and  training 21Customer Service Radical customer delight • World‐class service and support • Clinical workflow • Innovation, clinical data and training 21

Therapy Adoption:  Game‐changing Technological Innovation Extending our leadership position • Speed, machine vision, biologic imaging • “Groundbreaking” long‐term pipeline • 2 advancements planned in FY’19 • Strong intellectual property portfolio 22Therapy Adoption: Game‐changing Technological Innovation Extending our leadership position • Speed, machine vision, biologic imaging • “Groundbreaking” long‐term pipeline • 2 advancements planned in FY’19 • Strong intellectual property portfolio 22

Therapy Adoption:
Early, Compelling Data

- Increase in Overall Survival with simultaneous vanishing of Grade 3+ Toxicity in **unresectable pancreatic cancer**[1,2,3,4]
- Ability to treat **prostate** with very high doses in few sessions with very low toxicity[5] [new ASTRO, AUA, ASCO guidelines]
- Ability to treat **partial breast** with very high doses in few sessions with excellent cosmesis[6,7,8,9,10]
- 50% less treatment volumes in **whole breast**[11]
- Many more examples in **lung, liver, oligomets in the abdomen, adrenal tumors**, etc.

See citations in appendix included at end of presentation

23

VIEWRAY

Therapy Adoption:  Current and Desired State Early Adopter: VUMC in Amsterdam • Almost 100% MRIdian treatments adaptive • About 100% hypofractionated treatments • Compelling outcomes 24Therapy Adoption: Current and Desired State Early Adopter: VUMC in Amsterdam • Almost 100% MRIdian treatments adaptive • About 100% hypofractionated treatments • Compelling outcomes 24

Preliminary Fourth Quarter and Full Year 2018 Results Q4 Results • Total revenue of ~$21 million, primarily from 3 revenue units and 1 upgrade • Received 8 new orders for MRIdian systems totaling approximately $49 million • Backlog was approximately $212 million as of December 31, 2018 • Cash and cash equivalents approximately $167 million as of December 31, 2018 Full Year Results • Total revenue of approximately $81 millionPreliminary Fourth Quarter and Full Year 2018 Results Q4 Results • Total revenue of ~$21 million, primarily from 3 revenue units and 1 upgrade • Received 8 new orders for MRIdian systems totaling approximately $49 million • Backlog was approximately $212 million as of December 31, 2018 • Cash and cash equivalents approximately $167 million as of December 31, 2018 Full Year Results • Total revenue of approximately $81 million

Growth Profile  ~99% revenue CAGR since 2015 90 60 30 0 2015 2016 2017 2018 Preliminary Results Source: Company filings In millions of $Growth Profile ~99% revenue CAGR since 2015 90 60 30 0 2015 2016 2017 2018 Preliminary Results Source: Company filings In millions of $

How We Win Creating shareholder Value • Big market opportunity • Aligned view on MR technology • MRIdian enables trend toward precise,  personalized therapy Customer  Commercial  Readiness and  • Investing in innovation, clinical data,  Organization Installations training, and infrastructure Therapy Adoption via  Customer  Innovation, Clinical Data  Service and Training 27How We Win Creating shareholder Value • Big market opportunity • Aligned view on MR technology • MRIdian enables trend toward precise, personalized therapy Customer Commercial Readiness and • Investing in innovation, clinical data, Organization Installations training, and infrastructure Therapy Adoption via Customer Innovation, Clinical Data Service and Training 27

A Giant Leap in Cancer Therapy Innovation J.P. Morgan Healthcare Conference January 2019 A Giant Leap in Cancer Therapy Innovation J.P. Morgan Healthcare Conference January 2019

J.P. Morgan Healthcare Conference January 2019J.P. Morgan Healthcare Conference January 2019

Appendix 1 Dr. Henke, ASTRO 2018, https://vimeo.com/298626732#t=458 2  Dr. Bassetti, Miami Symposium 2018, https://vimeo.com/293472071#t=1224 3  Dr. Parikh ASTRO 2017 Abstract, ASTRO 2017 multi‐institutional, https://www.redjournal.org/article/S0360‐ 3016(17)32096‐5/fulltext 4  Washington University, Abstract from ASTRO 2018, https://www.redjournal.org/article/S0360‐3016(18)31888‐ 1/fulltext 5  Dr. Ben Slotman, Amsterdam Symposium March 2018, https://vimeo.com/264778067#t=145 6  Dr. Zoberi, Washington University School of Medicine, ASTRO 2018, https://vimeo.com/300878157#t=980 7  ASTRO Abstract 2018 – single fraction, https://www.redjournal.org/article/S0360‐3016(18)31564‐5/fulltext 8  ASTRO Abstract 2017 – single fraction, https://www.redjournal.org/article/S0360‐3016(17)31788‐1/fulltext 9  ASTRO 2016 Abstract – APBI 10 FX BID, https://www.redjournal.org/article/S0360‐3016(16)31037‐9/fulltext 10  Red Journal Manuscript, https://www.redjournal.org/article/S0360‐3016(16)33065‐6/abstract 11  Dr. Zoberi, Washington University School of Medicine, ASTRO 2018, https://vimeo.com/300878157#t=860 30Appendix 1 Dr. Henke, ASTRO 2018, https://vimeo.com/298626732#t=458 2 Dr. Bassetti, Miami Symposium 2018, https://vimeo.com/293472071#t=1224 3 Dr. Parikh ASTRO 2017 Abstract, ASTRO 2017 multi‐institutional, https://www.redjournal.org/article/S0360‐ 3016(17)32096‐5/fulltext 4 Washington University, Abstract from ASTRO 2018, https://www.redjournal.org/article/S0360‐3016(18)31888‐ 1/fulltext 5 Dr. Ben Slotman, Amsterdam Symposium March 2018, https://vimeo.com/264778067#t=145 6 Dr. Zoberi, Washington University School of Medicine, ASTRO 2018, https://vimeo.com/300878157#t=980 7 ASTRO Abstract 2018 – single fraction, https://www.redjournal.org/article/S0360‐3016(18)31564‐5/fulltext 8 ASTRO Abstract 2017 – single fraction, https://www.redjournal.org/article/S0360‐3016(17)31788‐1/fulltext 9 ASTRO 2016 Abstract – APBI 10 FX BID, https://www.redjournal.org/article/S0360‐3016(16)31037‐9/fulltext 10 Red Journal Manuscript, https://www.redjournal.org/article/S0360‐3016(16)33065‐6/abstract 11 Dr. Zoberi, Washington University School of Medicine, ASTRO 2018, https://vimeo.com/300878157#t=860 30